Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Fitz-Gerald Must Have Portfolio® ETF (Ticker: FITZ)

Fitz-Gerald Must Have Portfolio® and Options Overlay ETF (Ticker: FIZY)

(each a “Fund”)

listed on NYSE Arca, Inc.

August 21, 2026

Supplement to the Prospectus

and Statement of Additional Information (“SAI”),

each dated April 28, 2026,

as previously supplemented

Effective immediately, all references in the Fitz-Gerald Must Have Portfolio® ETF Fund’s Prospectus and SAI to the Fund’s payment of annual dividends and interest income distributions are hereby changed to reflect that the Fund will seek to make such distributions quarterly.

Additionally, all references in the Fitz-Gerald Must Have Portfolio® and Options Overlay ETF Fund’s Prospectus and SAI to the Fund’s payment of dividends and interest income distributions are hereby changed to reflect that the Fund will seek to make such distributions weekly.

Please retain this Supplement for future reference.